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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                           --------------------------

                        Date of Report (Date of earliest
                        event reported) August 16, 2002


                          Vestcom International, Inc.
             (Exact name of registrant as specified in its charter)



       New Jersey                      333-23519                22-3477425
(State of incorporation)        (Commission File Number)      (IRS Employer
                                                           Identification No.)


5 Henderson Drive, West Caldwell, New Jersey                   07006
  (Address of principal executive offices)                   (Zip Code)


                                 (973) 882-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         ------------

         On August 19, 2002, Vestcom International, Inc. (the "Company") announced that on Friday, August 16, 2002, it was served with a Complaint and Order to Show Cause by H.I.G. Capital, L.L.C. and Nantucket Holdings, Inc. in connection with its proposed transaction with Cornerstone Equity Partners IV, L.P. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.


Item 7.  Exhibits.
         --------

Exhibit 99.1   Press release dated August 19, 2002.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VESTCOM INTERNATIONAL, INC.



                                        By: /s/ Brendan Keating
                                            ------------------------------------
                                            Name:  Brendan Keating
                                            Title: President and CEO


Date: August 19, 2002


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